Exhibit 99.3

 First Quarter 2019 Earnings Presentation  April 23, 2019

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements in some cases through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, including the timing, anticipated benefits and financial impact thereof, and the outlook for our future business and financial performance.These forward-looking statements include, without limitation, statements relating to FB Financial’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, as well as statements relating to the anticipated benefits and financial impact of FB Financial’s mortgage segment restructuring and the acquisition by FirstBank of the Atlantic Capital branches, including: acceptance by the customers of the acquired Atlantic Capital branches of FB Financial’s products and services, the opportunities to enhance market share in certain markets, market acceptance of FB Financial generally in new markets, expectations regarding future investment in the acquired Atlantic Capital branches’ markets and the integration of the acquired Atlantic Capital branches’ operations, disposition, and other growth opportunities. Forward-looking statements are based on the information known to, and current beliefs and expectations of, FB Financial’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation: FB Financial's ability to achieve the anticipated benefits and cost synergies of the mortgage segment restructuring, the parties’ ability to meet expectations regarding the accounting and tax treatment of the Atlantic Capital acquisition; the possibility that any of the anticipated benefits of the Atlantic Capital acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the acquired Atlantic Capital branches’ operations with those of FB Financial or will be more costly than expected; the effect of the announcement of the closing of the Atlantic Capital acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); general competitive, economic, political and market conditions and fluctuations; and the other risk factors set forth in our December 31, 2018 Form 10-K, filed with the Securities and Exchange Commission on March 12, 2019, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond our ability to control or predict. We believe the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, adjusted return on average tangible common equity, pro forma return on average assets and equity, pro forma adjusted return on average assets and equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

1Q 2019 highlights

Key highlights

- Adjusted diluted EPS[1] of $0.66, resulting in adjusted ROAA[1] of 1.63%
- Loans (HFI) grew to $3.8 billion, a 16.7% increase from 1Q 2018; grew 13.2% annualized from 4Q 2018
- Customer deposits grew to $4.2 billion, a 14.9% increase from 1Q 2018; grew 16.5% annualized from 4Q 2018
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.61% for 1Q 2019, compared to 4.50% for 4Q 2018 and 4.64% for 1Q 2018
- Announced planned exit of wholesale mortgage channels to be completed in 2Q 2019; total mortgage contribution, adjusted[1] of $0.7 million in 1Q 1019, compared to loss of $1.8 million in 4Q 2018 and contribution of $2.1 million in 1Q 2018
- Continuing enhancing positive operating leverage; Banking Segment core efficiency ratio was 54.7%[1,2] in 1Q 2019, down 319 basis points from 1Q 2018
- Completed acquisition of branches from Atlantic Capital Bank with ~$385 million in loans and ~$598 million in deposits on April 5, 2019

Financial results

	1Q 2019
Diluted earnings per share	$0.62
Adjusted diluted earnings per share[1]	*$0.66*
Net income ($million)	$19.6
Adjusted net income[1] ($million)	*$20.8*
Net interest margin	4.61%
Impact of accretion and nonaccrual interest (bps)	*17*
Return on average assets	1.54%
Adjusted return on average assets[1]	*1.63%*
Return on average equity	11.6%
Adjusted return on average equity[1]	*12.3%*
Return on average tangible common equity[1]	14.8%
Adjusted return on average tangible common equity[1]	*15.7%*
Efficiency ratio	67.2%
Core efficiency ratio[1,2]	*64.9%*
Banking Segment core efficiency ratio[1,2]	*54.7%*

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

[2] During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.

FB FirstBank

3

     Delivering balanced profitability and growth  Drivers of profitability  Pro forma return on average assets, adjusted1  Net interest margin  Noninterest income ($mn)    Loans / deposits  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31, 2015, 2016, 2017 and 2018 are annual percentages. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.     NPLs (HFI) / loans (HFI) (%)

 Net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment  Loan (HFI) yield    1Q18  4Q18  1Q19  Contractual interest rate on loans HFI1  5.28%  5.56%  5.66%  Origination and other loan fee income  0.37%  0.33%  0.42%    5.65%  5.89%  6.08%  Nonaccrual interest  0.05%  0.01%  0.01%  Accretion on purchased loans  0.21%  0.21%  0.20%  Syndication fee income  0.01%  0.00%  0.02%  Total loan yield (HFI)  5.92%  6.11%  6.31%          NIM (%)  4.64%  4.81%  4.71%  4.50%  4.61%    Impact of accretion and nonaccrual interest (bps)   20  20  25  17  17    Total deposit cost (%)   0.55%  0.62%  0.80%  1.03%  1.14%

Consistent loan growth and balanced portfolio

Total loan growth[1] ($million) and commercial real estate concentration


Growth: 16.7% y/y
$3,245
$3,416
$3,539
$3,668
$3,787
1Q18
2Q18
3Q18
4Q18
1Q19

Commercial real estate (CRE) concentrations[2]	% of Risk-Based Capital 4Q18	1Q19 (preliminary)
C&D loans subject to 100% risk-based capital threshold[3]	99%	91%
Total CRE loans subject to 300% risk-based capital threshold[3]	238%	242%

Loan portfolio breakdown[1]

4Q12


Other
5%
1-4 family
19%
1-4 family
HELOC
13%
Multifamily
3%
C&D
8%
CRE
14%
C&I
38%

Total HFI loans: $1,240 million

1Q19


Other
6%
1-4 family
15%
1-4 family
HELOC
5%
Multifamily
2%
C&D
14%
CRE
22%
C&I
36%

Total HFI loans: $3,787 million

[1] Exclude HFS loans, C&I includes owner-occupied CRE.
[2] Risk-based capital at FirstBank as defined in Call Report. 1Q 2019 calculation is preliminary and subject to change.
[3] Excludes owner-occupied CRE.

FB FirstBank

6

 Stable core deposit franchise    Total deposits ($million)  1 Includes mortgage servicing-related escrow deposits of $74.1 million, $88.4 million, $78.0 million, $53.5 million and $70.1 million for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018 December 31, 2018 and March 31, 2019, respectively.  Noninterest bearing deposits ($million)1  Deposit composition  Cost of deposits      Customer growth: 14.9% y/y

Mortgage operations overview

Highlights

- Total Mortgage adjusted pre-tax contribution[1] of $0.7 million for 1Q 2019; adjusted for $1.1 million of restructuring related expenses
- Mortgage banking income $21.0 million, down 20.6% from 1Q 2018 and 10.7% from 4Q 2018
- Announced the exit of wholesale origination channels (TPO & Correspondent); closing expected in 2Q 2019 with estimated total restructuring charges of up to $2.5 million[2] ($1.1 million included in 1Q 2019)
- Exit of wholesale origination channels allows additional focus on enhancing retail channels and improving operating efficiency moving forward

Mortgage banking income ($mm)

	1Q18	4Q18	1Q19
Gain on Sale	$23.5	$21.5	$15.9
Fair value changes	$(0.1)	$(4.6)	$2.2
Servicing Revenue	$4.8	$4.6	$4.8
Fair value MSR change	$(1.7)	$(2.5)	$(1.9)
Total Income	$26.5	$19.0	$21.0

Quarterly mortgage production

- Consumer Direct
- Correspondent
- Third party originated (TPO)
- Retail
- Retail footprint



1Q18
4Q18
1Q19

	1Q18	4Q18	1Q19
IRLC volume:	$2,129mm	$1,311mm	$1,365mm
IRLC pipeline[3]:	$693mm	$319mm	$493mm
Refinance %:	42%	34%	39%
Purchase %:	58%	66%	61%

Total pre-tax contribution, adjusted[1] (%)

- Banking (excluding retail footprint)
- Total Mortgage (including retail footprint)



1Q18
8.0%
92.0%
1Q19
2.7%
97.3%

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.
[2] See Forward Looking Statements on Slide 1.
[3] As of the respective period-end.

FirstBank

8

Improving operating leverage  Consolidated 1Q 2019 core efficiency ratio1 of 64.9% driven by Banking segment core efficiency ratio1 of 54.7%, which has decreased by 319 basis points since 1Q 2018 1Q 2019 illustrates solidified operating leverage achieved through organic growth, merger and ongoing cost efficienciesContinued investment in revenue producers, technology and operational capabilities to improve on scalable platform  Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. During the first quarter of 2019, the Company changed its presentation of the total and operating segments core efficiency ratio calculation to no longer exclude the change in fair value of MSRs; therefore, prior periods have been revised to reflect this change.

 Asset quality remains stable    Classified & PCI loans ($million)  Net recoveries (charge-offs) / average loans  Nonperforming ratios  LLR / loans              1 Includes acquired excess land and facilities held for sale – see page 11 of the Quarterly Financial Supplement.   1

     Strong capital position for future growth  1 Total regulatory capital, FB Financial Corporation. 1Q 2019 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.  Capital position  Simple capital structure     1Q18  4Q18  1Q191  Shareholder’s equity / Assets  12.9%  13.1%  13.0%  TCE / TA2  10.1%  10.5%  10.5%  Common equity tier 1 / Risk-weighted assets  11.0%  11.7%  12.0%  Tier 1 capital / Risk-weighted assets  11.8%  12.4%  12.7%  Total capital / Risk-weighted assets  12.3%  13.0%  13.4%  Tier 1 capital / Average assets  10.7%  11.4%  11.5%      Tangible book value per share  Growth: 53.4% since IPO (September 2016)

    Appendix

 GAAP reconciliation and use of non-GAAP financial measures  Net income and diluted earnings per share, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma net income and diluted earnings per share, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Core efficiency ratio (tax-equivalent basis)(a)

 GAAP reconciliation and use of non-GAAP financial measures  Segment core efficiency ratios (tax-equivalent basis)(a)

 GAAP reconciliation and use of non-GAAP financial measures  Mortgage contribution, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Tangible assets and equity  Return on average tangible common equity

 GAAP reconciliation and use of non-GAAP financial measures    Return on average tangible equity, adjusted  Return on average assets and equity, adjusted

 GAAP reconciliation and use of non-GAAP financial measures    Pro forma return on average assets and equity, adjusted